SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 31, 1998


                             BARRY'S JEWELERS, INC.
             (Exact name of registrant as specified in its charter)



        California                     0-15017                   95-3746316
(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)


111 West Lemon Avenue, Monrovia, California                 91016
(Address of principal executive offices)                  (Zip Code)


                                 (626) 303-4741
              (Registrant's telephone number, including area code)




HOFS04...:\01\21901\0001\2236\FRM4038P.46A
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.     OTHER EVENTS.

      On March 31, 1998, Barry's Jewelers, Inc., a California corporation (the "Company"), announced that Randy McCullough had been promoted, effective immediately, to the position of Chief Executive Officer, replacing Samuel J. Merksamer. A copy of the press release issued by the Company announcing such matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In connection with such replacement, Mr. Merksamer resigned as a director of the Company.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      Exhibit No.             Exhibit                             Page No.
      -----------             -------                             --------

          99.1          Press Release dated March 31, 1998.           5






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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BARRY'S JEWELERS, INC.

Date:  April 17, 1998                    By:  /s/ E. Peter Healey
                                              ---------------------------------
                                         Name: E. Peter Healey
                                         Title: Executive Vice President and
                                                Chief Financial Officer




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                                  EXHIBIT INDEX



Exhibit No.             Exhibit                                   Page No.
-----------             -------                                   --------

    99.1          Press Release dated March 31, 1998.                 5









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